                                                                        Dated: December 28, 2006

                                      RATE CAP TRANSACTION

                                  RE: BNY REFERENCE NO. 38676

Ladies and Gentlemen:

        The  purpose  of this  letter  agreement  ("AGREEMENT")  is to  confirm  the  terms  and conditions  of the rate Cap  Transaction  entered  into on the Trade Date  specified  below (the
"TRANSACTION")  between  The  Bank of New York  ("BNY"),  a trust  company  duly  organized  and existing  under the laws of the State of New York,  and U.S. Bank National  Association,  not in
its individual  capacity,  but solely as trustee (the  "TRUSTEE") for the RFMSI Series  2006-S12
(in such capacity,  the  "COUNTERPARTY"),  under the Series Supplement,  dated as of December 1,
2006 (the "Series  Supplement"),  to the Standard Terms of the Pooling and Servicing  Agreement,
dated as of November 1, 2006 ( the "STANDARD  TERMS"),  and together with the Series Supplement, the "Pooling and Servicing  Agreement",  among Residential  Funding Mortgage Securities I, Inc., as Depositor,  Residential  Funding  Company,  LLC, as Master  Servicer,  and U.S. Bank National
Association,  as Trustee.  This  Agreement,  which  evidences a complete  and binding  agreement between you and us to enter into the  Transaction  on the terms set forth below,  constitutes  a
"CONFIRMATION"  as referred to in the "ISDA FORM MASTER  AGREEMENT" (as defined below),  as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

        1.     FORM OF AGREEMENT.  This Agreement is subject to the 2000 ISDA  Definitions  (the
"DEFINITIONS"),  as published  by the  International  Swaps and  Derivatives  Association,  Inc.
("ISDA").  Any reference to a "Swap  Transaction" in the Definitions is deemed to be a reference to a  "Transaction"  for purposes of this  Agreement,  and any reference to a  "Transaction"  in this  Agreement  is  deemed  to be a  reference  to a "Swap  Transaction"  for  purposes  of the
Definitions.  You and we have  agreed to enter  into this  Agreement  in lieu of  negotiating  a
Schedule to the 1992 ISDA Master  Agreement  (Multicurrency--Cross  Border)  form (the "ISDA FORM
MASTER  AGREEMENT").  An ISDA Form  Master  Agreement,  as  modified  by the  Schedule  terms in
Paragraph  4 of this  Confirmation  (the  "MASTER  AGREEMENT"),  shall be  deemed  to have  been executed  by you and us on the  date we  entered  into the  Transaction.  For the  avoidance  of doubt,  the Transaction  described  herein shall be the sole  Transaction  governed by such ISDA
Form Master  Agreement.  Except as otherwise  specified,  references herein to Sections shall be to Sections of the Master  Agreement,  and  references to  Paragraphs  shall be to paragraphs of this  Agreement.  In the event of any  inconsistency  between the  provisions of this  Agreement and the  Definitions or the Master  Agreement,  this Agreement shall prevail for purposes of the
Transaction.  Capitalized  terms  not  otherwise  defined  herein or in the  Definitions  or the
Master  Agreement  shall have the meaning  defined  for such term in the  Pooling and  Servicing
Agreement.

        2.     CERTAIN  TERMS.  The  terms  of  the  particular   Transaction  to  which  this
Confirmation relates are as follows:

        Type of Transaction:        Rate Cap

        Notional Amount:            With  respect  to any  Calculation  Period  the amount set forth for such period on Schedule I attached hereto.

        Trade Date:                 December 14, 2006

        Effective Date:             December 25, 2006

        Termination Date:           August 25, 2013

FIXED AMOUNTS

        Fixed Amount Payer:         Counterparty   represents   and   warrants   that  it  has
                                    directed  Greenwich Capital Markets,  Inc. to make payment of the Fixed Amount on its behalf

        Fixed Amount:               USD 709,000.00

        Fixed Amount
        Payment Date:               December 28, 2006

FLOATING AMOUNTS

        Floating Rate Payer:        BNY

        Cap Rate:                   5.25%

        Floating Rate for initial
        Calculation Period:         To be determined

        Floating Rate Day Count
        Fraction:                   30/360

        Floating Rate Option:       USD-LIBOR-BBA,  provided,  however,  if the Floating  Rate
                                    Option  for a  Calculation  Period is  greater  than 9.00%
                                    then  the  Floating  Rate  Option  for  such   Calculation
                                    Period shall be deemed equal to 9.00%.

        Designated Maturity:        One month

        Spread:                     Inapplicable

        Floating Rate Payer
        Period End Dates:           The 25th  day of each  month,  beginning  on  January  25,
                                    2007  and  ending  on  the   Termination   Date,  with  No
                                    Adjustment.

        Floating Rate Payer
        Payment Dates:              Early  Payment  shall be  applicable.  The  Floating  Rate
                                    Payer   Payment   Date  shall  be  one  (1)  Business  Day
                                    preceding each Floating Rate Payer Period End Date.

        Reset Dates:                The first day of each Calculation Period

        Compounding:                Inapplicable

        Business Days for Payments
        By both parties:            New York

        Calculation Agent:          BNY

        3.     ADDITIONAL PROVISIONS:

        1)     RELIANCE.  Each party hereto is hereby advised and acknowledges  that the other party has engaged in (or refrained from engaging in) substantial  financial  transactions  and has taken (or  refrained  from taking)  other  material  actions in reliance upon the entry by the parties into the  Transaction  being  entered into on the terms and  conditions  set forth herein.

        4.     PROVISIONS DEEMED INCORPORATED IN A SCHEDULE TO THE MASTER AGREEMENT:

        1)     NO PAYMENT  NETTING AMONG  TRANSACTIONS.  The parties  agree that  subparagraph
(ii) of Section 2(c) of the ISDA Form Master Agreement will apply to this Transaction.

        2)     TERMINATION PROVISIONS.  For purposes of the Master Agreement:

        (a)    "SPECIFIED ENTITY" in relation to BNY or the Counterparty shall mean: none.

        (b)    "SPECIFIED TRANSACTION" shall be inapplicable to BNY and Counterparty.

        (c)    APPLICABILITY.  The following  provisions  apply or do not apply to the parties as specified below:

               (i)    Section 5(a)(i) (FAILURE TO PAY OR DELIVER):

                      (A)    will apply to BNY; and

                      (B)    will apply to the Counterparty.

               (ii)   Section 5(a)(ii) (BREACH OF AGREEMENT):

                      (A)    will apply to BNY; and

                      (B)    will not apply to the Counterparty.

               (iii)  Section 5(a)(iii) (CREDIT SUPPORT DEFAULT):

                      (A)    will not apply to BNY; and

                      (B)    will not apply to the Counterparty.

               (iv)   Section 5(a)(iv) (MISREPRESENTATION):

                      (A)    will apply to BNY; and

                      (B)    will not apply to the Counterparty.

               (v)    Section 5(a)(v) (DEFAULT UNDER SPECIFIED TRANSACTION):

                      (A)    will not apply to BNY; and

                      (B)    will not apply to the Counterparty.

               (vi)   Section 5(a)(vi) (CROSS DEFAULT):

                      (A)    will apply to BNY; and

                      (B)    will not apply to the Counterparty.

                      For the purposes of Section 5(a)(vi):

                      "SPECIFIED  INDEBTEDNESS"  will have the meaning specified in Section 14 of this  Agreement,  except  that it shall not include  indebtedness  in respect of deposits received.

                      "THRESHOLD AMOUNT" means, 3% of consolidated  shareholders equity of BNY and its  subsidiaries  determined in accordance with generally  accepted accounting  principles of the United States  consistently  applied as of the  last  day of the  fiscal  quarter  ended  immediately  prior to the occurrence  or  existence  of an event for which a  Threshold  Amount is applicable under Section 5(a)(vi) of this Agreement.

               (vii)  Section 5(a)(vii) (BANKRUPTCY):

                      (A)    will apply to BNY; and

                      (B)    (1)  subclauses  (2), (4) (but only if the proceeding or petition is  instituted or presented by the Trustee or its  affiliates),  (7) and
                      (8) (but only with  respect to clauses (2), (4) and (7) to the extent of disapplication  herein)  of  Section  5(a)(vii)  will  not  apply to the
                      Counterparty,  and the remaining  provisions of Section  5(a)(vii)  will apply to the  Counterparty;  and (2) the words "trustee" and "custodian"
                      in subclause (6) will not include the Trustee.

               (viii) Section 5(a)(viii) (MERGER WITHOUT ASSUMPTION):

                      (A)    will apply to BNY; and

                      (B)    will apply to the Counterparty.

               (ix)   Section 5(b)(i) (ILLEGALITY):

                      (A)    will apply to BNY; and

                      (B)    will apply to the Counterparty.

               (x)    Section 5(b)(ii) (TAX EVENT):

                      (A)    will  apply to BNY;  provided  that  the  words  "(x) any  action taken  by a  taxing  authority,  or  brought  in a  court  of  competent jurisdiction,  on or after the date on which a  Transaction  is  entered into  (regardless  of  whether  such  action  is taken or  brought  with respect to a party to this Agreement) or (y)" shall be deleted; and

                      (B)    will not apply to the Counterparty.

               (xi)   Section 5(b)(iii) (TAX EVENT UPON MERGER):

                      (A)    will apply to BNY,  provided,  that BNY shall not be  entitled to designate  an Early  Termination  Date by  reason  of a Tax  Event  upon
                      Merger in respect of which it is the Affected Party; and

                      (B)    will apply to the Counterparty.

               (xii)  Section 5(b)(iv) (CREDIT EVENT UPON MERGER):

                      (A)    will not apply to BNY; and

                      (B)    will not apply to the Counterparty.

               (xiii) Section 5(b)(v) (ADDITIONAL TERMINATION EVENT):

                      (A)    will  apply to BNY with  respect  to  Paragraph  4(2)(g)(ii)  and
                      (iii); and

                      (B)    will  apply  to  the  Counterparty   with  respect  to  Paragraph
                      4(2)(g)(i).

        (d)    The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a):

                      (A)    will not apply to BNY; and

                      (B)    will not apply to the Counterparty.

               (e)    PAYMENTS  ON EARLY  TERMINATION.  For the purpose of Section  6(e),  the
               Second Method and Market Quotation will apply.

        (f)    "TERMINATION CURRENCY" means United States Dollars.

        (g)    "ADDITIONAL  TERMINATION  EVENT" will apply.  The  following  shall  constitute
        Additional  Termination  Events,  and the party  specified shall be the Affected Party with respect thereto:--

               (i)    REGULATION  AB.  BNY  shall  fail  to  comply  with  the  provisions  of
               Paragraph  4(9) within the time  provided  for  therein.  BNY shall be the sole
               Affected Party.

        (h)    "GROSS  UP".  Section  2(d)(i)(4)  shall  not apply to  Counterparty  as X, and
        Section  2(d)(ii) shall not apply to Counterparty as Y, such that  Counterparty  shall not be required to pay any additional amounts referred to therein.

        3)     TAX REPRESENTATIONS.

        (a)    PAYER   REPRESENTATIONS.   For  the  purpose  of  Section  3(e),  BNY  and  the
        Counterparty make the following representations:

               It is not  required by any  applicable  law, as modified by the practice of any relevant  governmental revenue authority,  of any Relevant Jurisdiction to make any  deduction  or  withholding  for or on account of any Tax from any  payment
               (other than interest under Section 2(e),  6(d)(ii) or 6(e)) to be made by it to the other party under this  Agreement.  In making this  representation,  it may rely on:

               (i)    the accuracy of any representations  made by the other party pursuant to
               Section 3(f);

               (ii)   the  satisfaction  of the  agreement  contained  in  Section 4 (a)(i) or
               4(a)(iii) and the accuracy and  effectiveness  of any document  provided by the other party pursuant to Section 4 (a)(i) or 4(a)(iii); and

               (iii)  the  satisfaction  of the  agreement  of the other  party  contained  in
               Section  4(d),  provided  that it shall not be a breach of this  representation where  reliance is placed on clause (ii) and the other party does not deliver a form or document  under  Section  4(a)(iii) by reason of material  prejudice of its legal or commercial position.

        (b)    PAYEE   REPRESENTATIONS.   For  the  purpose  of  Section  3(f),  BNY  and  the
        Counterparty make the following representations.

               (i)    The following representation will apply to BNY:

                      (x)  It  is  a  "U.S.   person"   (as  that  term  is  used  in  section
                      1.1441-4(a)(3)(ii)  of  the  United  States  Treasury  Regulations)  for
                      United States  federal  income tax  purposes,  (y) it is a trust company duly  organized  and  existing  under the laws of the State of New York, and (y) its U.S. taxpayer identification number is 135160382.

               (ii)   The following representation will apply to the Counterparty:

                      The beneficial  owner of the payments made to it under this Agreement is
                      either  (i)  a  "U.S.   person"   (as  that  term  is  used  in  section
                      1.1441-4(a)(3)(ii)   of  United   States   Treasury   Regulations   (the
                      "REGULATIONS"))  for United  States  federal  income tax purposes and an
                      "exempt recipient" within the meaning of section  1.6049-4(c)(1)(ii)  of the  Regulations,  or (ii) a  "non-U.S.  branch of a foreign  person" as that term is used in section  1.1441-4(a)(3)(ii)  of the the Regulations for United States  federal income tax purposes,  and a "foreign  person"
                      as that term is used in section  1.6041-4(a)(4)  of the  Regulations for
                      United States federal income tax purposes.

        4)     DOCUMENTS TO BE DELIVERED.  FOR THE PURPOSE OF SECTION 4(A):

        (a)    Tax forms, documents or certificates to be delivered are:

------------------ ----------------------------------- ------------------------ -----------------
PARTY REQUIRED
TO DELIVER                                                                      COVERED BY
DOCUMENT                                               DATE BY WHICH TO BE      SECTION 3(D)
                   FORM/DOCUMENT/ CERTIFICATE          DELIVERED                REPRESENTATION
------------------ ----------------------------------- ------------------------ -----------------
------------------ ----------------------------------- ------------------------ -----------------
BNY           and  Any    document     required    or  (i)    Prior   to   the  Yes
Counterparty       reasonably  requested to allow the  first           payment
                   other   party  to  make   payments  hereunder    and   (ii)
                   under this  Agreement  without any  promptly    after   the
                   deduction  or  withholding  for or  earlier  of  reasonable
                   on the account of any tax.          demand by either  party
                                                       or  learning  that such
                                                       form  or   document  is
                                                       required
------------------ ----------------------------------- ------------------------ -----------------

        (b)    Other documents to be delivered are:

------------------ ----------------------------------- ------------------------ -----------------
PARTY REQUIRED
TO DELIVER                                                                      COVERED BY
DOCUMENT                                               DATE BY WHICH TO BE      SECTION 3(D)
                   FORM/DOCUMENT/ CERTIFICATE          DELIVERED                REPRESENTATION
------------------ ----------------------------------- ------------------------ -----------------
------------------ ----------------------------------- ------------------------ -----------------
BNY                A certificate of an authorized      Upon the execution and   Yes
                   officer of the party, as to the     delivery of this
                   incumbency and authority of the     Agreement
                   respective officers of the party
                   signing this Agreement, any
                   relevant Credit Support Document,
                   or any Confirmation, as the case
                   may be.
------------------ ----------------------------------- ------------------------ -----------------
------------------ ----------------------------------- ------------------------ -----------------
Counterparty       (i) a copy of the executed          Upon the later of,       Yes
                   Pooling and Servicing Agreement,    receipt by such party,
                   and (ii) an incumbency              or within 30 days
                   certificate verifying the true      after the date of this
                   signatures and authority of the     Agreement
                   person or persons signing this
                   letter agreement on behalf of the
                   Counterparty.
------------------ ----------------------------------- ------------------------ -----------------
------------------ ----------------------------------- ------------------------ -----------------
BNY                A copy of the annual balance        Promptly after request   No.
                   sheet from the most recent          by the Counterparty
                   publicly available regulatory       (if available on
                   call report.                        http://www.fdic.gov,
                                                       such delivery is not
                                                       required)
------------------ ----------------------------------- ------------------------ -----------------
------------------ ----------------------------------- ------------------------ -----------------
BNY                Legal Opinion as to                 Upon the execution and   Yes
                   enforceability of this Agreement.   delivery of this
                                                       Agreement.
------------------ ----------------------------------- ------------------------ -----------------
------------------ ----------------------------------- ------------------------ -----------------
BNY                Indemnification agreement           Concurrently with        No.
                   executed by Party A, Residential    printing of any
                   Funding Company, LLC and            prospectus supplement
                   Residential Funding Mortgage        or the Certificates to
                   Securities I, Inc. with respect     which this Agreement
                   to information provided by BNY      relates.
                   for inclusion in any prospectus
                   supplement for the Certificates
                   to which this Agreement relates.
------------------ ----------------------------------- ------------------------ -----------------
------------------ ----------------------------------- ------------------------ -----------------
Counterparty       Certified copy of the Board of      Upon the execution and   Yes
                   Directors resolution (or            delivery of this
                   equivalent authorizing              Agreement.
                   documentation) which sets forth
                   the authority of each signatory
                   to the Confirmation signing on
                   its behalf and the authority of
                   such party to enter into
                   Transactions contemplated and
                   performance of its obligations
                   hereunder.
------------------ ----------------------------------- ------------------------ -----------------
        5)     MISCELLANEOUS.

        (a)    ADDRESS FOR NOTICES:  For the purposes of Section 12(a):

               ADDRESS FOR NOTICES OR COMMUNICATIONS TO BNY:

                      The Bank of New York
                      Swaps and Derivative Products Group
                      Global Market Division
                      32 Old Slip 15th Floor
                      New York, New York 10286
                      Attention: Steve Lawler

               with a copy to:

                      The Bank of New York
                      Swaps and Derivative Products Group
                      32 Old Slip 16th Floor
                      New York, New York 10286
                      Attention: Andrew Schwartz
                      Tele: 212-804-5103
                      Fax: 212-804-5818/5837

                      (For all purposes)

               A copy of any notice or other  communication  with  respect to  Sections 5 or 6 should also be sent to the addresses set out below:

                      The Bank of New York
                      Legal Department
                      One Wall Street - 10th Floor
                      New York, New York 10286
                      Attention: General Counsel

               ADDRESS FOR NOTICES OR COMMUNICATIONS TO THE COUNTERPARTY:

                      RFMSI Series 2006-S12 Trust
                      c/o U.S. Bank National Association
                      60 Livingston Avenue
                      EP-MN-WS3D
                      St. Paul, MN 55107
                      Facsimile No.: 651-495-8090
                      Telephone No: 651-495-3880

               with a copy to:

                      Residential Funding Corporation
                      8400 Normandale Lake Blvd.
                      Minneapolis, MN 55437
                      Attention: Heather Anderson
                      Facsimile No.: 952-838-4669
                      Telephone No: 952-857-6030 (For all purposes)

        (b)    PROCESS AGENT.  For the purpose of Section 13(c):

        BNY appoints as its Process Agent:  Not Applicable

        The Counterparty appoints as its Process Agent:   Not Applicable

        (c)    OFFICES.  The  provisions  of Section  10(a) will not apply to this  Agreement;
        neither  BNY nor the  Counterparty  have any  Offices  other  than as set forth in the
        Notices  Section and BNY agrees that,  for purposes of Section  6(b),  it shall not in future have any Office other than one in the United States.

        (d)    MULTIBRANCH PARTY.  For the purpose of Section 10(c):

        BNY is not a Multibranch Party.

        The Counterparty is not a Multibranch Party.

        (e)    CALCULATION AGENT.  The Calculation Agent is BNY.

        (f)    "CREDIT SUPPORT DOCUMENT" means in relation to:--

        BNY:   Not applicable

        The Counterparty:    Not applicable.

        (g)    "CREDIT SUPPORT PROVIDER" means in relation to:--

        BNY:   Not Applicable

        Counterparty: Not Applicable

        (h)    GOVERNING LAW. The parties to this  Agreement  hereby agree that the law of the
        State of New York shall  govern their  rights and duties in whole,  without  regard to conflict  of law  provisions  thereof  other  than New York  General  Obligations  Law
        Sections 5-1401 and 5-1402.

        (i)    SEVERABILITY.   If  any  term,  provision,   covenant,  or  condition  of  this
        Agreement,  or the application thereof to any party or circumstance,  shall be held to be  invalid  or  unenforceable  (in whole or in part) for any  reason,  the  remaining terms,  provisions,  covenants, and conditions hereof shall continue in full force and effect as if this  Agreement  had been  executed  with the  invalid  or  unenforceable portion  eliminated,  so long as this  Agreement as so modified  continues to express, without  material  change,  the original  intentions  of the parties as to the subject matter of this  Agreement and the deletion of such portion of this  Agreement will not substantially  impair the  respective  benefits or  expectations  of the parties.  The parties shall endeavor to engage in good faith  negotiations to replace any invalid or unenforceable  term,  provision,  covenant or  condition  with a valid or  enforceable term,  provision,  covenant or condition,  the economic effect of which comes as close as possible  to that of the  invalid or  unenforceable  term,  provision,  covenant or condition.

        (j)    RECORDING  OF  CONVERSATIONS.  Each  party (i)  consents  to the  recording  of telephone  conversations  between the trading,  marketing and other relevant personnel of the parties in connection  with this Agreement or any potential  Transaction,  (ii)
        agrees to obtain  any  necessary  consent  of, and give any  necessary  notice of such recording  to, its relevant  personnel and (iii)  agrees,  to the extent  permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

        (k)    WAIVER OF JURY  TRIAL.  Each  party  waives any right it may have to a trial by jury in respect of any  Proceedings  relating to this  Agreement or any Credit Support
        Document.

        (l)    LIMITATION ON  INSTITUTION OF BANKRUPTCY  PROCEEDINGS.  BNY shall not institute against or cause any other  person to institute  against,  or join any other person in instituting  against the  Counterparty  any bankruptcy,  reorganization,  arrangement, insolvency  or  liquidation  proceedings,  under any  federal or state  bankruptcy  or similar law or bankruptcy or similar laws of any other  jurisdiction,  for a period of one year and one day (or,  if longer,  the  applicable  preference  period)  following indefeasible  payment in full of the  Certificates.  This provision  shall survive the expiration of this Agreement.

        (m)    REMEDY OF FAILURE TO PAY OR DELIVER.  The ISDA Form Master  Agreement is hereby amended by  replacing  the word  "third"  in the third line of Section  5(a)(i) by the word "second".

        (n)    "AFFILIATE"  will have the  meaning  specified  in  Section 14 of the ISDA Form
        Master  Agreement,  provided  that the  Counterparty  shall be deemed  not to have any
        Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

        (o)    TRUSTEE'S  CAPACITY.  It is  expressly  understood  and  agreed by the  parties hereto  that  insofar  as this  Confirmation  is  executed  by the  Trustee  (i)  this
        Confirmation is executed and delivered by U.S. Bank National  Association,  not in its individual  capacity or personally  but solely as Trustee  pursuant to the Pooling and
        Servicing  Agreement in the exercise of the powers and authority  conferred and vested in it  thereunder  and pursuant to  instruction  set forth  therein,  (ii) each of the representations,  undertakings  and  agreements  herein made on behalf of the trust is made and intended not as a personal  representation,  undertaking  or agreement of the
        Trustee but is made and intended for the purpose of binding only the trust,  and (iii)
        under  no  circumstances  will  U.S.  Bank  National  Association,  in its  individual capacity be personally  liable for the payment of any  indebtedness  or expenses or be personally  liable  for the  breach  or  failure  of any  obligation,  representation, warranty  or covenant  made or  undertaken  under this  Confirmation.  Nothing  herein contained  shall  be  construed  as  creating  any  liability  on U.S.  Bank  National
        Association,  individually or personally,  to perform any covenant either expressed or implied  contained herein,  all such liability,  if any, being expressly waived by the parties who are  signatories to this letter  agreement and by any person  claiming by, through or under such parties.

        (p)    TRUSTEE'S   REPRESENTATION.   U.S.  Bank  National   Association,   as  Trustee,
        represents and warrants that:

               It has been  directed  under the Pooling and  Servicing  Agreement to enter into this letter agreement as Trustee on behalf of the Counterparty.

        6)     ADDITIONAL  REPRESENTATIONS.  Section 3 is hereby amended by adding, at the end thereof, the following Sections 3(g), 3(h) and 3(i):

        "(g)   RELATIONSHIP BETWEEN PARTIES.

               (1)    NONRELIANCE.  It is not relying on any  statement  or  representation  of the other party  regarding  the  Transaction  (whether  written or oral),  other than the  representations  expressly made in this Agreement or the  Confirmation in respect of that Transaction.

               (2)    EVALUATION AND UNDERSTANDING.

                      (i)    Each Party is acting for its own account and has the  capacity to evaluate  (internally or through  independent  professional  advice) the
                      Transaction   and  has  made  its  own   decision   to  enter  into  the
                      Transaction;  it is not relying on any  communication  (written or oral)
                      of the other party as investment  advice or as a recommendation to enter
                      into  such  transaction;   it  being  understood  that  information  and
                      explanations  related to the terms and  conditions  of such  transaction shall not be considered  investment  advice or a recommendation to enter into such  transaction.  No  communication  (written  or oral)  received from the other party shall be deemed to be an  assurance or guarantee as to the expected results of the transaction; and

                      (ii)   Each Party  understands  the terms,  conditions  and risks of the
                      Transaction   and  is  willing  and  able  to  accept  those  terms  and conditions  and to  assume  (and  does,  in fact  assume)  those  risks, financially and otherwise.

                      (3)    PRINCIPAL.  The other  party is not acting as a  fiduciary  or an advisor for it in respect of this Transaction.

               (h)    EXCLUSION FROM COMMODITY  EXCHANGE ACT. (A) It is an "eligible  contract participant"  within the meaning of Section  1a(12) of the  Commodity  Exchange
               Act,  as  amended;  (B) this  Agreement  and each  Transaction  is  subject  to individual  negotiation  by such party;  and (C) neither this Agreement nor any
               Transaction  will be  executed  or traded on a  "trading  facility"  within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended.

               (i)    SWAP  AGREEMENT.  Each  Transaction is a "swap  agreement" as defined in
               12 U.S.C. Section  1821(e)(8)(D)(vi)  and a "covered swap agreement" as defined in the Commodity Exchange Act (7 U.S.C. Section 27(d)(1))."
        7)     SET-OFF.   Notwithstanding  any  provision  of  this  Agreement  or  any  other existing  or future  agreement  (but  without  limiting  the  provisions  of Section  2(c) and
Section 6, except as provided in the next  sentence),  each party  irrevocably  waives any and all rights it may have to set off, net,  recoup or otherwise  withhold or suspend or condition payment or  performance  of any obligation  between it and the other party  hereunder  against any obligation  between it and the other party under any other  agreements.  The last sentence of the first paragraph of Section 6(e) shall not apply for purposes of this Transaction.

        8)     [RESERVED]

        9)     COMPLIANCE WITH REGULATION AB.

               (i)    BNY agrees and acknowledges that Residential  Funding Company,  LLC (the
               "SPONSOR"),  Residential Funding Mortgage Securities I, Inc. (the "DEPOSITOR"),
               or their  affiliates are required under  Regulation AB under the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended  ("REGULATION AB"), to disclose  certain  financial  information  regarding  BNY  depending  on the
               applicable   "significance   percentage,"  calculated  from  time  to  time  in
               accordance with  Item 1115 of Regulation AB.

               (ii)   It shall be a disclosure event ("DISCLOSURE  EVENT") if, on any Business
               Day  after  the  date  hereof,  Sponsor  or  Depositor  requests  from  BNY the financial  information  described in Item 1115(b) of Regulation AB (the "REG AB
               FINANCIAL  DISCLOSURE").  Within five (5) Business Days of the  occurrence of a
               Reg AB  Disclosure  Event,  BNY, at its own  expense,  shall (a) provide to the
               Sponsor  the Reg AB  Financial  Disclosure,  or (b)  secure  another  entity to replace BNY as party to this Agreement on terms  substantially  similar to this
               Agreement  which entity is able to comply with the  requirement of Item 1115(b)
               of Reg AB. If  permitted  by  Regulation  AB,  any  required  Reg AB  Financial
               Disclosure  may be provided by  incorporation  by reference  from reports filed pursuant to the Exchange Act.

               (iii)  BNY,  the  Sponsor  and the  Depositor  acknowledge  and agree  that the purpose of this paragraph  4(9) is to facilitate  compliance by the Sponsor and the  Depositor  with the  provisions  of  Regulation AB  and related  rules and regulations of the Securities and Exchange Commission (the  "COMMISSION").  The
               Sponsor and  Depositor  shall not exercise  their right to request  delivery of information  under these  provisions  other than in good faith, or for purposes other than  compliance with Regulation AB and the related rules and regulations of the Commission.

               (iv)   BNY shall  indemnify the Sponsor and the  Depositor,  each  affiliate of the Sponsor and the  Depositor,  each Person who  controls  any of such parties
               (within the meaning of Section 15 of the  Securities Act of 1933 and Section 20
               of the Securities  Exchange Act of 1934), and the respective present and former directors,  officers,  employees and agents of each of the foregoing, and shall hold each of them  harmless  from and against any losses,  damages,  legal fees and  expenses  and related  costs,  judgments,  and any other  costs,  fees and expenses  that any of them may sustain  arising out of or based upon any untrue statement  of a material  fact  contained or alleged to be contained in any Reg
               AB  Financial  Disclosure  provided by or on behalf of BNY, or the  omission or alleged  omission to state in the Reg AB Financial  Disclosure a material  fact required to be stated in the Reg AB Financial  Disclosure or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading.

               (v)    In the case of any  failure of  performance  described  in clause (ii) of this paragraph  4(9), BNY shall  promptly  reimburse the Sponsor,  the Depositor or their  affiliates  for all  costs  reasonably  incurred  by  either  party on account  of  BNY's  failure  to  provide  the  Reg AB  Financial  Disclosure  as required by clause (ii) of this paragraph 4(9).

        10)    ADDITIONAL  PROVISIONS.  Notwithstanding  the terms of  Sections 5 and 6 of the
ISDA Form Master  Agreement,  if  Counterparty  has  satisfied its payment  obligations  under
Section  2(a)(i) of the ISDA Form Master  Agreement,  then unless BNY is required  pursuant to appropriate  proceedings to return to Counterparty or otherwise  returns to Counterparty  upon demand of Counterparty  any portion of such payment,  (a) the occurrence of an event described in Section  5(a) of the ISDA Form Master  Agreement  with  respect to  Counterparty  shall not constitute an Event of Default or Potential  Event of Default with respect to  Counterparty as the  Defaulting  Party and (b) BNY shall be entitled to  designate an Early  Termination  Date pursuant  to Section 6 of the ISDA Form  Master  Agreement  only as a result of a  Termination
Event set  forth in  either  Section  5(b)(i)  or  Section  5(b)(ii)  of the ISDA Form  Master
Agreement  with  respect to BNY as the  Affected  Party or Section  5(b)(iii) of the ISDA Form
Master  Agreement with respect to BNY as the Burdened  Party.  For purposes of the Transaction to which this Agreement relates,  Counterparty's  only obligation under Section 2(a)(i) of the
ISDA Form Master Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

        11)    BNY  PAYMENTS TO BE MADE TO TRUSTEE.  BNY will,  unless  otherwise  directed by the Trustee,  make all payments  hereunder to the Trustee.  Payment made to the Trustee at the account  specified  herein or to another  account  specified  in writing by the Trustee  shall satisfy the payment obligations of BNY hereunder to the extent of such payment.

5.      ACCOUNT DETAILS AND SETTLEMENT INFORMATION:

        PAYMENTS TO BNY:

               The Bank of New York
               Derivative Products Support Department
               32 Old Slip, 16th Floor
               New York, New York 10286
               Attention: Renee Etheart
               ABA #021000018
               Account #890-0068-175
               Reference: Interest Rate Cap

        PAYMENTS TO COUNTERPARTY:

               U.S. Bank National Association
               ABA Number: 091000022
               Account Number: 1731 0332 2058
               Reference: RFMSI Series 2006-S12
               Ref Acct No.: 108293000

        6.  COUNTERPARTS.  This  Agreement  may be executed in several  counterparts,  each of which shall be deemed an  original  but all of which  together  shall  constitute  one and the same instrument.

        Please  confirm that the foregoing  correctly sets forth the terms of our agreement by executing  this  agreement  and  returning it via  facsimile to  Derivative  Products  Support
Dept.,  Attn:  Kenny  Au-Yeung  at  212-804-5818/5837.  Once we receive  this we will send you two original confirmations for execution.

        We are very pleased to have executed this  Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

THE BANK OF NEW YORK

By:    /s/Renee Etheart

Name: Renee Etheart

Title: Vice President

The  Counterparty,  acting through its duly  authorized  signatory,  hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

U.S. BANK NATIONAL  ASSOCIATION,  NOT IN ITS  INDIVIDUAL  CAPACITY,  BUT SOLELY AS TRUSTEE FOR
THE RFMSI SERIES 2006-S12 TRUST MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-S12

By:       /s/Diane L. Reynolds

Name: Diane L. Reynolds

Title: Vice President

                                          SCHEDULE I

----------------------------------------------------------------------------
   Accrual Start Date      Accrual End Date     Notional Amount (in USD)
----------------------------------------------------------------------------
       25-Dec-06              25-Jan-07               87,713,000.00
----------------------------------------------------------------------------
       25-Jan-07              25-Feb-07               87,708,216.02
----------------------------------------------------------------------------
       25-Feb-07              25-Mar-07               87,701,947.79
----------------------------------------------------------------------------
       25-Mar-07              25-Apr-07               87,694,195.97
----------------------------------------------------------------------------
       25-Apr-07              25-May-07               87,684,964.23
----------------------------------------------------------------------------
       25-May-07              25-Jun-07               87,674,259.27
----------------------------------------------------------------------------
       25-Jun-07              25-Jul-07               87,662,090.78
----------------------------------------------------------------------------
       25-Jul-07              25-Aug-07               87,565,998.34
----------------------------------------------------------------------------
       25-Aug-07              25-Sep-07               87,326,409.89
----------------------------------------------------------------------------
       25-Sep-07              25-Oct-07               86,945,208.34
----------------------------------------------------------------------------
       25-Oct-07              25-Nov-07               86,424,577.31
----------------------------------------------------------------------------
       25-Nov-07              25-Dec-07               85,766,997.98
----------------------------------------------------------------------------
       25-Dec-07              25-Jan-08               84,975,244.69
----------------------------------------------------------------------------
       25-Jan-08              25-Feb-08               84,052,379.69
----------------------------------------------------------------------------
       25-Feb-08              25-Mar-08               83,001,746.67
----------------------------------------------------------------------------
       25-Mar-08              25-Apr-08               81,826,963.41
----------------------------------------------------------------------------
       25-Apr-08              25-May-08               80,531,913.26
----------------------------------------------------------------------------
       25-May-08              25-Jun-08               79,120,735.76
----------------------------------------------------------------------------
       25-Jun-08              25-Jul-08               77,597,816.19
----------------------------------------------------------------------------
       25-Jul-08              25-Aug-08               75,967,774.20
----------------------------------------------------------------------------
       25-Aug-08              25-Sep-08               74,235,451.60
----------------------------------------------------------------------------
       25-Sep-08              25-Oct-08               72,405,899.13
----------------------------------------------------------------------------
       25-Oct-08              25-Nov-08               70,484,362.59
----------------------------------------------------------------------------
       25-Nov-08              25-Dec-08               68,476,268.06
----------------------------------------------------------------------------
       25-Dec-08              25-Jan-09               66,387,206.45
----------------------------------------------------------------------------
       25-Jan-09              25-Feb-09               64,222,917.42
----------------------------------------------------------------------------
       25-Feb-09              25-Mar-09               61,989,272.68
----------------------------------------------------------------------------
       25-Mar-09              25-Apr-09               59,692,258.70
----------------------------------------------------------------------------
       25-Apr-09              25-May-09               57,337,959.09
----------------------------------------------------------------------------
       25-May-09              25-Jun-09               54,972,949.98
----------------------------------------------------------------------------
       25-Jun-09              25-Jul-09               52,692,307.82
----------------------------------------------------------------------------
       25-Jul-09              25-Aug-09               50,494,089.40
----------------------------------------------------------------------------
       25-Aug-09              25-Sep-09               48,376,396.08
----------------------------------------------------------------------------
       25-Sep-09              25-Oct-09               46,337,372.77
----------------------------------------------------------------------------
       25-Oct-09              25-Nov-09               44,375,206.97
----------------------------------------------------------------------------
       25-Nov-09              25-Dec-09               42,488,127.76
----------------------------------------------------------------------------
       25-Dec-09              25-Jan-10               40,674,404.86
----------------------------------------------------------------------------
       25-Jan-10              25-Feb-10               38,932,347.71
----------------------------------------------------------------------------
       25-Feb-10              25-Mar-10               37,260,304.55
----------------------------------------------------------------------------
       25-Mar-10              25-Apr-10               35,656,661.52
----------------------------------------------------------------------------
       25-Apr-10              25-May-10               34,119,841.85
----------------------------------------------------------------------------
       25-May-10              25-Jun-10               32,648,304.93
----------------------------------------------------------------------------
       25-Jun-10              25-Jul-10               31,240,545.54
----------------------------------------------------------------------------
       25-Jul-10              25-Aug-10               29,895,093.04
----------------------------------------------------------------------------
       25-Aug-10              25-Sep-10               28,610,510.54
----------------------------------------------------------------------------
       25-Sep-10              25-Oct-10               27,385,394.17
----------------------------------------------------------------------------
       25-Oct-10              25-Nov-10               26,218,372.30
----------------------------------------------------------------------------
       25-Nov-10              25-Dec-10               25,108,104.79
----------------------------------------------------------------------------
       25-Dec-10              25-Jan-11               24,053,282.33
----------------------------------------------------------------------------
       25-Jan-11              25-Feb-11               23,052,625.66
----------------------------------------------------------------------------
       25-Feb-11              25-Mar-11               22,104,884.92
----------------------------------------------------------------------------
       25-Mar-11              25-Apr-11               21,208,838.98
----------------------------------------------------------------------------
       25-Apr-11              25-May-11               20,363,294.77
----------------------------------------------------------------------------
       25-May-11              25-Jun-11               19,567,086.64
----------------------------------------------------------------------------
       25-Jun-11              25-Jul-11               18,819,075.75
----------------------------------------------------------------------------
       25-Jul-11              25-Aug-11               18,118,149.43
----------------------------------------------------------------------------
       25-Aug-11              25-Sep-11               17,463,220.58
----------------------------------------------------------------------------
       25-Sep-11              25-Oct-11               16,853,227.11
----------------------------------------------------------------------------
       25-Oct-11              25-Nov-11               16,287,131.36
----------------------------------------------------------------------------
       25-Nov-11              25-Dec-11               15,763,919.52
----------------------------------------------------------------------------
       25-Dec-11              25-Jan-12               15,282,601.11
----------------------------------------------------------------------------
       25-Jan-12              25-Feb-12               15,234,106.17
----------------------------------------------------------------------------
       25-Feb-12              25-Mar-12               15,221,334.45
----------------------------------------------------------------------------
       25-Mar-12              25-Apr-12               14,907,239.80
----------------------------------------------------------------------------
       25-Apr-12              25-May-12               13,701,684.42
----------------------------------------------------------------------------
       25-May-12              25-Jun-12               12,530,632.32
----------------------------------------------------------------------------
       25-Jun-12              25-Jul-12               11,393,240.54
----------------------------------------------------------------------------
       25-Jul-12              25-Aug-12               10,288,685.81
----------------------------------------------------------------------------
       25-Aug-12              25-Sep-12               9,216,164.14
----------------------------------------------------------------------------
       25-Sep-12              25-Oct-12               8,174,890.31
----------------------------------------------------------------------------
       25-Oct-12              25-Nov-12               7,164,097.48
----------------------------------------------------------------------------
       25-Nov-12              25-Dec-12               6,183,036.77
----------------------------------------------------------------------------
       25-Dec-12              25-Jan-13               5,230,976.81
----------------------------------------------------------------------------
       25-Jan-13              25-Feb-13               4,413,389.64
----------------------------------------------------------------------------
       25-Feb-13              25-Mar-13               3,621,491.45
----------------------------------------------------------------------------
       25-Mar-13              25-Apr-13               2,854,624.67
----------------------------------------------------------------------------
       25-Apr-13              25-May-13               2,112,147.44
----------------------------------------------------------------------------
       25-May-13              25-Jun-13               1,393,433.26
----------------------------------------------------------------------------
       25-Jun-13              25-Jul-13                697,870.62
----------------------------------------------------------------------------
       25-Jul-13              25-Aug-13                 24,862.66
----------------------------------------------------------------------------